AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                    ("AVLIC")
           AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                      AMERITAS VARIABLE SEPARATE ACCOUNT VA
                              ("Separate Accounts")

                                 Supplement to:
       OVERTURE BRAVO!, OVERTURE OVATION!, OVERTURE VIVA!, Protector hVUL,
                 OVERTURE Annuity III-Plus, and OVERTURE MEDLEY!
                         Prospectuses Dated May 1, 2006
               Corporate Benefit VUL Prospectus Dated May 1, 2005
          OVERTURE APPLAUSE!, OVERTURE APPLAUSE! II, OVERTURE ENCORE!,
 OVERTURE Annuity II, OVERTURE Annuity III, OVERTURE ACCLAIM!, OVERTURE ACCENT!
                         Prospectuses Dated May 1, 2003
           Allocator 2000, Regent 2000, Executive Select Prospectuses
                            Dated September 20, 2002
 Allocator 2000 Annuity, Designer Annuity Prospectuses Dated September 10, 2002
                OVERTURE LIFE SPVUL Prospectus Dated May 1, 2002
                  OVERTURE Annuity Prospectus Dated May 1, 2000
                    UniVar Prospectus Dated November 1, 1999

                        Supplement Dated February 6, 2007

The Boards of Directors of AVLIC and Ameritas Life Insurance Corp. ("Ameritas Life") approved the merger of AVLIC into Ameritas Life at their November 2006 meetings and authorized entry into an Agreement and Plan of Merger (the "Agreement") on November 30, 2006. The Agreement and its terms are subject to and contingent upon Ameritas Life's filing of certain regulatory notices and obtaining regulatory approvals. Subject to the approval of all contingencies, the merger is planned to become effective on or about May 1, 2007.

When the merger becomes effective, the owner of each AVLIC variable life insurance and variable annuity contract (the "AVLIC Contracts") will become a contract owner of Ameritas Life by operation of law. Ameritas Life will become directly liable for AVLIC's obligations with respect to the AVLIC Contracts then outstanding. Ameritas Life's contractual obligations to you will be identical to those you currently have with AVLIC.

We will send new Ameritas Life prospectuses to all former AVLIC contract owners after the merger becomes effective.

AVLIC formerly was a subsidiary of AMAL Corporation ("AMAL"), a Nebraska domiciled holding company subsidiary of Ameritas Life. Ameritas Life owned approximately 86% of AMAL's outstanding common stock until September 1, 2006. On that date, AMAL redeemed all of its minority interests (approximately 14%), which had been owned by other affiliates of Ameritas Life and AVLIC, thus resulting in Ameritas Life becoming the 100% owner of AMAL. Effective September 30, 2006, AMAL was dissolved in accordance with provisions of the laws of Nebraska. Pursuant to AMAL's articles of dissolution, AVLIC became, and now is, a direct 100% owned subsidiary of Ameritas Life.

All other Policy provisions remain as stated in the Policies and prospectuses.

       Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Variable Life Insurance Company.
                 If you do not have a current prospectus, please
                        contact AVLIC at 1-800-745-1112.